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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:   August 4, 2003

                        HORACE MANN EDUCATORS CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                      1-10890                    37-0911756
(State of incorporation)     (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

              1 Horace Mann Plaza, Springfield, Illinois 62715-0001 (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code: 217-789-2500


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Forward-looking Information

     Statements included in the accompanying press release that state Horace Mann Educators Corporation's (the "Company") or its management's intentions, hopes, beliefs, expectations or predictions of future events or the Company's future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company's public filings with the Securities and Exchange Commission.

Item 7:  Financial Statements and Exhibits

         (c)  Exhibits.
              99.1 Press release dated August 4, 2003 reporting financial results for the three and six month periods ended June 30, 2003.

Item 12: Disclosure of Results of Operations and Financial Condition

     On August 4, 2003, Horace Mann Educators Corporation issued a press release reporting its financial results for the three and six month periods ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HORACE MANN EDUCATORS CORPORATION


                                       By:    /s/ Bret A. Conklin
                                          --------------------------------------
                                       Name:  Bret A. Conklin
                                       Title: Senior Vice President & Controller
                                              (Principal Accounting Officer)

Date: August 4, 2003

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